Exhibit 10.1

NINTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS NINTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Ninth Amendment”) is made effective as of March 30, 2016, by and between A-C DEVELOPMENT CLUB, LLC, a South Carolina limited liability company, A-C FINANCING, LLC, a South Carolina limited liability company, LITCHFIELD SHOPS FINANCING, LLC, a South Carolina limited liability company, LADSON CROSSING FINANCING, LLC, a South Carolina limited liability company, DEVINE CENTER FINANCING, LLC, a South Carolina limited liability company, and SHOPPES AT MYRTLE PARK, LLC, a South Carolina limited liability company (collectively referred to herein as “Seller”) WHLR-ACD ACQUISITION COMPANY, LLC, a Delaware limited liability company (“Purchaser”), WHEELER REIT, L.P., a Virginia limited partnership (the “Partnership”), and WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation (the “REIT”, and together with Purchaser and the Partnership, collectively, “WHLR”).

RECITALS:

WHEREAS, Seller and Purchaser previously entered into that certain Purchase and Sale Agreement, dated November 30, 2015, as amended by that certain First Amendment to Purchase and Sale Agreement dated December 7, 2015, that certain Second Amendment to Purchase and Sale Agreement dated December 29, 2015, that certain Third Amendment to Purchase and Sale Agreement dated January 8, 2016, that certain Fourth Amendment to Purchase and Sale Agreement dated February 5, 2016, that certain Fifth Amendment to Purchase and Sale Agreement dated February 11, 2016, that certain Sixth Amendment to Purchase and Sale Agreement dated February 29, 2016, that certain Seventh Amendment to Purchase and Sale Agreement dated March 7, 2015, and that certain Eighth Amendment to Purchase and Sale Agreement dated March 16, 2016 (as amended, the “Contract”) for the sale of the Property as defined in the Contract, located in South Carolina and Georgia;

WHEREAS, Purchaser and Seller desire to amend the Contract as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the receipt of which is hereby acknowledged, Purchaser and Seller hereby undertake and agree as follows:

1. Defined Terms. Terms defined in the Contract shall have the same meanings in this Ninth Amendment unless specifically codified herein.

2. Addition of Partnership and REIT as Parties to the Contract. The Partnership and the REIT are added as parties to the Contract.

3. April Excess Rent Payment. The parties acknowledge that Greenbax Enterprises, Inc. (“GBX”) is the managing member of A-C Development Club, LLC. Certain wholly-owned subsidiaries of GBX (the “Subsidiaries”) are tenants under the Leases. A material consideration to GBX’s consent to the transactions contemplated by the Contract is the Subsidiary’s relief from the differential in rent being paid by the Subsidiaries under the Leases over subrent being paid to the Subsidiaries by the Subsidiaries’ subtenants. In order to obtain GBX’s consent to this amendment, which among other things, extends the outside Closing Date, Purchaser agrees that on March 31, 2016 that it will pay to Seller $30,076.42 (the “Excess Rent Payment”) by wire transfer of immediately available funds, which Excess Rent Payment shall be credited against the Subsidiaries April rent obligations to Seller. On the Closing Date, the Excess Rent Payment shall be pro-rated along with all other rent payments under the Leases and credited to Purchaser to the extent required under Section 10 of the Contract. Provided Purchaser has not defaulted under the Contract, if closing does not occur, the Excess Rent Payment shall be promptly returned by Seller to Purchaser.

4. Purchase Price and Terms of Payment. Section 2 (A) of the Contract is deleted in its entirety and the following is substituted in its place:

“2. A. The purchase price (the “Purchase Price”) for the Property shall be comprised of (a) Sixty-Nine Million and 00/100 Dollars ($69,000,000) paid on the Closing Date by Federal funds wire transfer, in United States dollars and (b) 888,889 partnership common units (each a “Unit,” and, collectively, the “Units”) of the Partnership delivered on the Closing Date. The parties agree that the Purchase Price is allocated amongst the individual shopping centers that comprise the Property as set forth on Exhibit “C”. In addition, Exhibit “C” allocates the Purchase Price among the several entities collectively comprising Seller.”

5. Addition of the Partnership and the REIT to the Representations and Warranties made by Purchaser. Section 6 of the Contract is amended by replacing the term “Purchaser” with the term “WHLR” each place such term is contained within Section 6.

6. Closing. Section 9. A. of the Contract is deleted in its entirety and the following is substituted in its place:

“9. A. Unless this Contract is terminated by Purchaser or Seller as herein provided, the closing hereunder (the “Closing”) shall be conducted in escrow by the Escrow Agent on or before April 12th, 2016.”

7. Closing. Section 9.C.1 of the Contract is deleted in its entirety and the following is substituted in its place:

“The Units and cash, wire transfer or other immediately available funds payable to Seller in the allocated amount of the funds at Closing, as specified in Section 2.A. herein.”

8. Subscription Agreement. Section 9 of the Contract is hereby amended by adding the following section 9.D. as follows:

“9. D. At Closing, in addition to any other documents required to be delivered under the terms of this Contract, A-C Development Club, LLC, a South Carolina limited liability company, shall enter into (a) that certain Subscription Agreement (the “Subscription Agreement”) attached hereto as Exhibit “C-1” with the Partnership and (b) that certain Registration Rights Agreement (the “Registration Rights Agreement”) attached hereto as Exhibit “C-2” with the REIT. All representations and warranties of the Partnership, the REIT and Seller made in Exhibits “C-1” and “C-2” are hereby incorporated herein by reference and shall be deemed to be representations and warranties under this Contract. At Closing, the Partnership shall execute and deliver the Subscription Agreement and the REIT shall execute and deliver the Registration Rights Agreement.”

9. Recording Fees. The first sentence of Section 10 (D) (i) is hereby deleted in its entirety and the following is substituted in its place:

“Purchaser shall pay One Hundred Twenty Five Thousand and 00/100 Dollars ($125,000.00) of all transfer and recording taxes or charges on the deeds conveying the Real Property; the Seller shall pay all remaining transfer and recording taxes or charges on the deeds conveying the Real Property.”

10. Execution by Facsimile/Counterparts. Execution of this instrument may be evidenced by facsimile signature which shall be deemed an original for all purposes. To facilitate execution, this Ninth Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

11. Contract Remains in Effect. Subject to the specific amendments and agreements set forth in this Ninth Amendment, the Contract shall remain in full force and effect without modification.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Ninth Amendment to be signed as of the date first above written.

SELLER:

A-C DEVELOPMENT CLUB, LLC

By:	Greenbax Enterprises, its Managing Member

	By:	/s/ David R. Schools
	Name:	David R. Schools
	Title:	President

A-C FINANCING, LLC

By:	A-C Manager, its Manager

	By:	/s/ William A. Edenfield, Jr.
	Name:	William A. Edenfield, Jr.
	Title:	Senior Vice President

LITCHFIELD SHOPS FINANCING, LLC

By:	A-C Development Club, LLC, its Member

	By:	Greenbax Enterprises, Inc., its Managing Member

		By:	/s/ David R. Schools
		Name:	David R. Schools
		Title:	President

LADSON CROSSING FINANCING, LLC

By:	A-C Development Club, LLC, its Member

	By:	Greenbax Enterprises, Inc., its Managing Member

		By:	/s/ David R. Schools
		Name:	David R. Schools
		Title:	President

DEVINE CENTER FINANCING, LLC

By:	A-C Development Club, LLC, its Member

	By:	Greenbax Enterprises, Inc., its Managing Member

		By:	/s/ David R. Schools
		Name:	David R. Schools
		Title:	President

SHOPS AT MYRTLE PARK, LLC

By:	A-C Development Club, LLC, its Member

	By:	Greenbax Enterprises, Inc., its Managing Member

		By:	/s/ David R. Schools
		Name:	David R. Schools
		Title:	President

PURCHASER:

WHLR-ACD ACQUISITION COMPANY, LLC

	By:	/s/ Jon. S. Wheeler
	Name:	Jon S. Wheeler
	Title:	Manager

Wheeler REIT, L.P., a Virginia limited partnership

By: Wheeler Real Estate Investment Trust, Inc. a Maryland corporation, its general partner

By:	/s/ Jon. S. Wheeler
Jon S. Wheeler
Chief Executive Officer and CEO

Wheeler Real Estate Investment Trust, Inc. a Maryland corporation

/s/ Jon. S. Wheeler
By:	Jon S. Wheeler, CEO and Chief Executive Officer

EXHIBIT “C”

Individual Property Values

Property	Purchase Price/Value

Darien Center		$2,200,000
Devine Street Center		$3,000,000
Folly Road Crossing		$8,500,000
Georgetown Shopping Center		$2,850,000
Ladson Crossing		$7,000,000
Lake Greenwood Crossing		$4,300,000
Lake Murray Shopping Center		$3,500,000
Litchfield Market Village		$10,500,000
Shoppes at Litchfield		$1,300,000
Moncks Corner		$2,350,000
South Park Shopping Center (Mullins)		$4,900,000
Shoppes at Myrtle Park (Bluffton)		$11,250,000
Ridgeland Center		$1,500,000
South Lake Pointe		$4,750,000
St. Matthews Shopping Center		$3,100,000
	$
Total		$71,000,000	*

*	Includes 888,889 Units valued at $2.25 per Unit. The Units shall be allocated across the Properties owned by A-C Development Club, LLC in proportion to such Properties’ respective Values, unless the cash portion of the Purchase Price allocated to a Property is less than the balance of the debt secured by a mortgage thereon. In such a case there shall be an equitable adjustment of the allocation such that the cash portion of the Purchase Price allocated to such Property is equal to the balance of the debt secured by a mortgage thereon.

Allocation of Purchase Price

Seller	Purchase Price/Value

A-C Development Club, LLC	$30,250,000
888,889 Units

A-C Financing, LLC	$16,200,000

Devine Center Financing, LLC	$3,000,000

Ladson Crossing Financing, LLC	$7,000,000

Lichfield Shops Financing, LLC	$1,300,000

Shops at Myrtle Park, LLC	$11,250,000